UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2015 (October 12, 2015)

YADKIN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	000-52099	20-4495993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300

Raleigh, North Carolina 27612

(Address of principal executive offices, including zip code)

(919) 659-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On October 13, 2015, Yadkin Financial Corporation (the “Yadkin”) and NewBridge Bancorp (“NewBridge”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of October 12, 2015. A copy of the joint press release is attached hereto as Exhibit 99.1. In addition, Yadkin will be providing supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors. The slides to be used in connection with this analyst and investor presentation are attached hereto as Exhibit 99.2.

Cautionary Statement Regarding Forward-Looking Statements

The information presented herein contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Yadkin’s and NewBridge’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Yadkin and NewBridge, including future financial and operating results, expected cost savings, expected impact on future earnings, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and you are cautioned not to place undue reliance on any forward-looking statement. We assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Yadkin’s and NewBridge’s reports filed with the Securities and Exchange Commission, the following factors among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Yadkin and NewBridge shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Yadkin and NewBridge businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the reaction to the transaction of the companies’ customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information About the Proposed Transaction and Where to Find It

This communication is being made in respect of the proposed transaction involving Yadkin and NewBridge. This material is not a solicitation of any vote or approval of the Yadkin or NewBridge shareholders and is not a substitute for the joint proxy statement/prospectus or any other documents which Yadkin and NewBridge may send to their respective shareholders in connection with the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed transaction, Yadkin intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Yadkin and NewBridge and a prospectus of Yadkin, as well as other relevant documents concerning the proposed transaction. Investors and security holders are also urged to carefully review and consider each of Yadkin’s and NewBridge’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. Both NewBridge and Yadkin will mail the joint proxy statement/prospectus to their respective shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF YADKIN AND NEWBRIDGE ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other filings containing information about Yadkin and NewBridge at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus (when available) and the other filings may also be obtained free of charge at Yadkin’s website at www.yadkinbank.com, or at NewBridge’s website at www.newbridgebank.com.

Yadkin, NewBridge and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Yadkin and NewBridge’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Yadkin and their ownership of Yadkin common stock is set forth in the proxy statement for Yadkin’s 2015 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 10, 2015. Information about the directors and executive officers of NewBridge and their ownership of NewBridge’s common stock is set forth in the proxy statement for NewBridge’s 2015 Annual Meeting of Shareholders, as filed with the SEC on a Schedule 14A on April 2, 2015. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits.	The following exhibits are filed as part of this report:

Exhibit
Number	Description

99.1	Joint Press Release of Yadkin Financial Corporation and NewBridge Bancorp, dated October 13, 2015

99.2	Investor Presentation, dated October 13, 2015

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN FINANCIAL CORPORATION

October 13, 2015	By:	/s/ Terry S. Earley
		Name:	Terry S. Earley
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Joint Press Release of Yadkin Financial Corporation and NewBridge Bancorp, dated October 13, 2015

99.2	Investor Presentation, dated October 13, 2015